SECOND AMENDMENT TO THE
                      PENSION SERVICE ADJUSTMENT AGREEMENT
                             FOR BENJAMIN F. MONTOYA


         THIS SECOND AMENDMENT TO THE PENSION SERVICE ADJUSTMENT AGREEMENT is effective the 7th day of December, 1998, by and between Public Service Company of New Mexico, a New Mexico corporation ("PNM" or the "Company") and BENJAMIN F. MONTOYA ("Montoya").

         WHEREAS, PNM and Montoya entered into a Pension Service Adjustment Agreement ("Agreement") effective November 15, 1993, and entered into a First Amendment to the Agreement on June 9, 1998;

         WHEREAS, paragraph 9 of the Agreement permits it to be amended by mutual consent.

         WHEREAS, on December 7, 1998, the Compensation and Human Resources Committee of the PNM Board of Directors approved certain benefits upon a Change in Control (as defined in the First Restated and Amended Executive Retention
Plan) and authorized certain amendments to affected plans, including this Agreement; and

         WHEREAS, the Company desires to amend this Agreement to incorporate the approved Change in Control benefits to provide full and sufficient funding of the Public Service Company of New Mexico and Paragon Resources, Inc. Deferred Compensation Trust Agreement (the "Rabbi Trust") for any obligations or benefits accrued as of the date of the occurrence of the Change in Control.

         NOW, THEREFORE, PNM and Montoya do hereby amend the Agreement by this Second Amendment as follows:

         ITEM 1. Paragraph 7, Source of Payments of Benefits, is hereby amended to add a new last paragraph, as follows:

         Notwithstanding the above, upon a Change in Control as defined in the First Restated and Amended Executive Retention Plan effective December 7, 1998 and incorporated herein by reference, the Company shall sufficiently fund the Public Service Company of New Mexico and Paragon Resources, Inc. Deferred Compensation Trust Agreement (the "Rabbi Trust") to provide in full for any benefits accrued under this Agreement as of the date of the occurrence of the Change in Control.

         ITEM 2. Except as herein above amended, PNM and Montoya hereby readopt and redeclare each and every provision of the Agreement, as amended.




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         IN  WITNESS  WHEREOF,  the  parties  hereto,  personally  or  by  their authorized representatives, have signed this Second Amendment to the Agreement effective as of the date specified herein.



                                   PUBLIC SERVICE COMPANY OF NEW MEXICO


Date:_________________              By_________________________________________
                                                  JOHN T. ACKERMAN
                                          Chairman of the Board of Directors


Date:_________________              _________________________________________
                                          BENJAMIN F. MONTOYA










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